HSBC Investor Funds
HSBC Advisor Funds Trust
HSBC LifeLine Funds

Supplement Dated September 22, 2008
to the Statements of Additional Information
dated February 28, 2008,
as supplemented to date

     On September 19, 2008, pursuant to a vote of the shareholders of the HSBC Investor Growth and Income Fund (the “Growth and Income Fund”) at a Special Shareholder Meeting held on September 10, 2008, the assets of the Growth and Income Fund were merged into the HSBC Investor Growth Fund. Consequently, the Growth and Income Fund is no longer offered by the Trust and all references to the Growth and Income Fund in the Statements of Additional Information are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH STATEMENT
OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.